THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

COMMON STOCK PURCHASE WARRANT

Exercisable No Later Than June 20, 2011

Certificate No. 2008-2	June 20, 2008
Date of Issuance

GEOVIC MINING CORP.

     This Common Stock Purchase Warrant certifies that the person identified below as the Holder is the registered holder of the Common Stock Purchase Warrants identified below (the “Warrants”) to purchase common stock, $0.0001 par value per share (the “Common Stock”), of Geovic Mining Corp., a corporation organized and existing under the laws of Delaware (the “Company”). Each Warrant entitles the Holder, upon exercise no later than 5:00 p.m. Mountain Standard Time on the Expiration Date as defined below, to purchase from the Company one fully paid and nonassessable share of Common Stock of the Company (a “Warrant Share”), at the initial exercise price of Cdn$1.26 per share (the “Exercise Price”). All Warrant Shares issuable upon exercise of all or any portion of this Warrant shall be issued by the Company to the Holder effective at the close of business on the day on which this Warrant has been properly exercised, in whole or in part, and certificates evidencing the Warrant Shares shall be delivered to the Holder within 10 business days after exercise.

Holder:		San Diego Torrey Hills Capital, Inc. (“THC”)

Number of Warrants:		250,000

Expiration Date:		June 20, 2011

The Warrants shall vest according to the following schedule:

(a)	62,500 on the date hereof;

(b)	62,500 on September 20, 2008;

(c)	62,500 on September 20, 2008;

(d)	62,500 on March 20, 2009,

subject to the terms and conditions relating to the return of THC Warrants pursuant to Section 4 of the Consulting Agreement dated June 20, 2008 between the Company and THC.

     To exercise this Warrant, the Holder must complete and sign the Common Stock Purchase Warrant Exercise Form attached as Exhibit A, and deliver the completed form, together with the payment of the Exercise Price in cash, certified or bank cashier’s check or by wire transfer, to the Company, along with such other documents and representations as the Company may require to assure compliance with applicable laws and regulations, including, but not limited to, a suitable investment representation confirmation, which may include a reasonable “lock up” restriction applicable to the Warrant Shares issued upon exercise of the Warrant, in a form required by the Company.

     No portion of this Warrant may be exercised after the Expiration Date, and to the extent not exercised on or before such time, the unexercised Warrants shall become void and of no force or effect.

     If prior to the complete exercise of any Warrant the shares of Common Stock are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), the Warrant, to the extent that it has not been exercised, shall be adjusted by the board of directors for the Company in accordance with such Event in the manner the board of directors of the Company deems appropriate. No fractional shares of Common Stock shall be issued upon the exercise of the Warrants and accordingly, if as a result of the Event a Holder would become entitled to a fractional share of Common Stock, such Holder shall have the right to purchase only the next lowest whole number of shares of Common Stock and no payment or other adjustment will be made with respect to the fractional interest so disregarded. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder a new Warrant evidencing the number of Warrants not exercised.

     This Warrant, when surrendered at the office of the Company by the registered holder thereof may be exchanged, in the manner and subject to the limitations provided in the Warrant, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

       This Warrant is non-transferable.

     The Company may deem and treat the registered Holder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     This Warrant shall be governed and construed in accordance with the laws of the state of Delaware. All disputes and claims arising out of or relating to this Warrant shall be decided by mandatory arbitration by the American Arbitration Association in accordance with the rules of the American Arbitration Association applicable to business disputes and arbitration shall be conducted in the state of Colorado, county of Mesa.

     Restrictive Legend. Each certificate representing Warrant Shares purchased upon exercise of this Warrant shall bear the following or similar restrictive legends (unless such legend is not required in the determination of the Company:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”) and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the corporation.

     IN WITNESS WHEREOF, Geovic Mining Corp. has caused this Warrant to be duly signed and delivered by its Chief Executive Officer and by its Secretary.

Dated as of June 20, 2008

GEOVIC MINING CORP.

By: /s/ John E. Sherborne
       Chief Executive Officer

By: /s/ Shelia Short
        Secretary

EXHIBIT A

Common Stock Purchase Warrant Exercise Form

TO: GEOVIC MINING CORP.

     THE HOLDER HEREBY SUBSCRIBES to purchase  ____________________ shares of Common Stock of Geovic Mining Corp. (or such number of shares or other security or property to which such subscription entitles the undersigned in lieu thereof under the provision of the Warrant) at Cdn$1.26 per share of Common Stock (or the adjusted dollar amount per share at which the undersigned is entitled to purchase such shares under the provisions of the Warrant) and on the other terms set out in the applicable Warrant and hereby notifies Geovic Mining Corp. that payment is being made as follows  _____________________________________________ in accordance with the Warrant.

     The undersigned represents and warrants to Geovic Mining Corp. (one of the following must be checked):

     1.    The undersigned holder (i) is an "accredited investor" as defined in Regulation D adopted under the Securities Act of 1933, as amended (“Act”) who received the Warrant directly from Geovic Mining Corp.; (ii) is exercising the Warrant solely for his or her own account or for the account of an institutional accredited investor over which it exercises sole investment discretion; and (iii) has had access to such current public information concerning Geovic Mining Corp. as it considered necessary in connection with its investment decision.  ☐

     2.    An exemption from registration under the Act and any applicable state securities law is available, and attached hereto is an opinion of counsel to such effect, it being understood that any opinion of counsel tendered in connection with the exercise of the Warrant must be in form and substance satisfactory to Geovic Mining Corp.   ☐

     The undersigned holder understands that the certificate representing the shares of Common Stock will bear a legend restricting transfer without registration under the Act and applicable state securities laws unless an exemption from registration is available.

     The undersigned hereby irrevocably directs that certificate(s) representing the shares of Common Stock be delivered, subject to the conditions set out in this Warrant and, that the said shares of Common Stock be registered as follows:

	Address(es)	Number
Name(s) in Full	(Include Postal Code)	of Shares

(Please print full name in which certificate(s) are to be issued.

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Signature page to follow
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[Signature Page to Warrant Exercise Form]

DATED this _________ day of ___________________________, __________.

____________________________________________
Signature of Holder

____________________________________________
Name of Holder

____________________________________________
Address of Holder

____________________________________________
(Include Postal Code)

____________________________________________
Social Security No. (or Tax ID No.)

____________________________________________
Email Address

____________________________________________
Telephone No.